                                                                   Exhibit 10.26

                                    FORM OF

                       INCENTIVE STOCK OPTION AGREEMENT

                    UNDER THE MERKERT AMERICAN CORPORATION
                      1998 STOCK OPTION AND INCENTIVE PLAN

          IF THIS STOCK OPTION IS GRANTED IN TANDEM WITH STOCK APPRECIATION RIGHTS, THEN, UPON THE EXERCISE OF ANY OF SUCH STOCK APPRECIATION RIGHTS, AN EQUAL NUMBER OF OPTION SHARES SHALL AUTOMATICALLY TERMINATE AND SHALL NO LONGER BE EXERCISABLE.

          Check box if granted in tandem with SAR's . . . .  [ ]

Name of Optionee:
                 ------------------------------
No. of Option Shares:
                     --------------------------
Option Exercise Price per Share: $
                                  ----------------------------------------

Grant Date:
           -------------------------
Expiration Date:
                ----------------------------------------


     Pursuant to the Merkert American Corporation 1998 Stock Option and Incentive Plan (the "Plan") as amended through the date hereof, Merkert American Corporation (the "Company") hereby grants to the Optionee named above an option (the "Stock Option") to purchase on or prior to the Expiration Date specified
above all or part of the number of shares of Common Stock, par value $     per
                                                                      -----
share (the "Stock") of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

     1.   Vesting Schedule.  No portion of this Stock Option may be exercised
          ----------------
until such portion shall have vested. Except as set forth below, and subject to the discretion of the Committee (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

               Number of
               ---------
      Option Shares Exercisable*          Vesting Date
      -------------------------           ------------
                 (  %)
      ----------  --                       -----------
                 (  %)
      ----------  --                       -----------
                 (  %)
      ----------  --                       -----------
                 (  %)
      ----------  --                       -----------
                 (  %)
      ----------  --                       -----------

*Max of $100,000 per yr.

     In the event of a Change of Control of the Company as defined in Section 17 of the Plan, this Stock Option shall become immediately vested and exercisable in full, whether or not this Stock Option or any portion hereof is vested and exercisable at such time. Once vested, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

     2.   Manner of Exercise.
          ------------------

          (a) The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Committee of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

     The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

          (b) Certificates for shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the


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Committee as to such compliance shall be final and binding on the Optionee. The
Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

     3.   Termination of Employment.  If the Optionee's employment by the
          -------------------------
Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death.  If the Optionee's employment terminates
              ------------------------
by reason of death, any Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee's legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

          (b) Termination Due to Disability.  If the Optionee's employment
              -----------------------------
terminates by reason of Disability (as defined in the Plan), any Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the 12-month period provided in this Section 3(b) shall extend such period for another 12 months from the date of death or until the Expiration Date, if earlier.

          (c) Termination for Cause.  If the Optionee's employment terminates
              ---------------------
for Cause (as defined in the Plan), any Option held by the Optionee shall terminate immediately and be of no further force and effect.

          (d) Other Termination.  If the Optionee's employment terminates for
              -----------------
any reason other than death, Disability, or Cause, and unless otherwise determined by the Committee, any Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.


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The Committee's determination of the reason for termination of the Optionee's employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

     4.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     5.   Transferability.  This Agreement is personal to the Optionee, is non-
          ---------------
assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.

     6.   Status of the Stock Option.  This Stock Option is intended to qualify
          --------------------------
as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will notify the Company within 30 days after such disposition.

     7.   Miscellaneous.
          -------------

          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any Subsidiary.



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          (c) Pursuant to Section 15 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.




                                    MERKERT AMERICAN CORPORATION


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:



The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated:
      ------------------------      -------------------------------------
                                    Optionee's Signature

                                    Optionee's name and address:

                                    -------------------------------------

                                    -------------------------------------

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